SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                          April 26, 1999 (April 20, 1999)


                                METATEC CORPORATION
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               (Exact name of registrant as specified in its charter)


          Florida                    0-9220               59-1698890
------------------------------     ------------        -------------------
(State or other jurisdiction of    (Commission          (IRS Employer
incorporation)                     File Number)       Identification No.)

7001 Metatec Boulevard, Dublin, Ohio                        43017
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(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:  (614) 761-2000


                                     No Change
--------------------------------------------------------------------------------
(Former name or former address, if changed since last report)




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Item 5.           Other Events.
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         At  the  annual  meeting  of   shareholders  on  April  20,  1999,  the
shareholders of Metatec Corporation, a Florida corporation (the "Registrant"), voted to approve a proposal to change the Registrant's state of incorporation from Florida to Ohio through a merger of the Registrant with and into Metatec International, Inc., an Ohio corporation ("Metatec International") and a wholly owned subsidiary of the Registrant.

         The merger of the Registrant with Metatec International will become effective on April 30, 1999, at 11:59 p.m. EDST. At that time, the Registrant will become an Ohio corporation and its name will change to "Metatec International, Inc." These changes will have no effect on the Registrant's business, its assets or liabilities, or any of its employee benefit plans. Nor will these changes have any effect on the location of the Registrant's headquarters or its other facilities or on the directors, officers, and employees of the Registrant. The Registrant's shareholders will not need to surrender any certificates representing shares of the Registrant's common stock because, when the merger becomes effective, all of these certificates will automatically represent an equal number of common shares, without par value, of Metatec International.

         The common shares, without par value, of Metatec International, Inc. are deemed to be registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), pursuant to the provisions of Rule 12g-3(a) of the 1934 Act.

Item 7.           Financial Statements and Exhibits.
------            ---------------------------------

         (c)      Exhibits.
         ---      --------

Exhibit
No.               Description of Exhibit
-------           ----------------------

2 The Agreement and Plan of Merger and Reorganization dated as of March 8, 1999 between Metatec Corporation, a Florida corporation, and Metatec International, Inc., an Ohio corporation, was attached as Appendix C to the Registrant's proxy statement, which was filed with the Securities and Exchange Commission on March 22, 1999 and is incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        METATEC CORPORATION



Date:  April 26, 1999                   By /s/ Julia A. Pollner
                                       -----------------------------------------
                                         Julia A. Pollner
                                         Senior Vice President, Finance


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                                  EXHIBIT INDEX


Exhibit
No.               Description of Exhibit
-------           ----------------------

2 The Agreement and Plan of Merger and Reorganization dated as of March 8, 1999 between Metatec Corporation, a Florida corporation, and Metatec International, Inc., an Ohio corporation, was attached as Appendix C to the Registrant's proxy statement, which was filed with the Securities and Exchange Commission on March 22, 1999 and is incorporated herein by reference.